UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 22, 2008

                          BEACON FEDERAL BANCORP, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its charter)

   Maryland                             000-52826                26-0706826
   ---------                            ---------                ----------
   (State or Other Jurisdiction       (Commission            (I.R.S. Employer
       of Incorporation)               File Number)          Identification No.)

               5000 Brittonfield Parkway, East Syracuse, NY 13057
               --------------------------------------------------
                    (Address of principal executive offices)
                                 (315) 433-0111
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01. Other Events.

     On May 22, 2008, the Board of Directors of Beacon Federal Bancorp, Inc. (the "Company") declared a cash dividend on the Company's common stock of $0.04 per share. The dividend will be payable to stockholders of record as of June 13, 2008 and is expected to be paid on June 23, 2008.

     A copy of the press release dated May 22, 2008, giving details associated with the dividend is attached as Exhibit 99 to this report.


Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired: None

     (b) Pro Forma Financial Information: None

     (c) Shell company transactions: None

     (d) Exhibits:

         Exhibit 99: Press Release dated May 22, 2008







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BEACON FEDERAL BANCORP, INC.


Date: May 22, 2008                  By:  /s/ Darren T. Crossett
                                         --------------------------------------
                                          Darren T. Crossett
                                          Senior Vice President and
                                          Chief Operating Officer
                                          (Duly Authorized Representative)






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                                  EXHIBIT INDEX

         Exhibit No.                         Description
         -----------                         -----------

         99                                  Press release dated May 22, 2008.